UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2015

ARTHUR J. GALLAGHER & CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09761	36-2151613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pierce Place, Itasca, Illinois	60143-3141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 9, 2015, Arthur J. Gallagher & Co. (the “Company”) announced that it will hold an informal management meeting on Wednesday, December 16, 2015, starting at 8:00 a.m. Eastern time. A live webcast, which will be listen only, and related presentation materials will be made available on the Company’s website at www.ajg.com/irmeeting. During the meeting, the Company’s management team will present background information and commentary on the Company’s business operations and financial outlook, and will also take questions from in-person attendees. The Company issued a press release relating to the announcement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 9, 2015 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2015

ARTHUR J. GALLAGHER & CO.

By:	/s/ Walter D. Bay
Name:	Walter D. Bay
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 9, 2015 (filed herewith).

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